Exhibit 10.05

AMBAC FINANCIAL GROUP, INC.

2010 DIRECTORS’ COMPENSATION TABLE

EFFECTIVE AS OF MARCH 15, 2010

TYPE OF FEE	AMOUNT		MANNER OF PAYMENT

Annual Fees/Awards

• Annual fee for serving as a director of Ambac Financial Group, Inc.	$90,000	*	Payable monthly in arrears in cash

• Annual fee for serving as a director of Ambac Assurance Corporation	None

• Annual fee for chairing the Audit and Risk Assessment Committee of Ambac Financial Group, Inc.	$20,000		Payable monthly in arrears in cash

• Annual fee for chairing the Compensation Committee or Governance Committee of Ambac Financial Group, Inc.	$10,000		Payable monthly in arrears in cash

• Annual fee for serving as Presiding Director of Ambac Financial Group, Inc.	$75,000		Payable monthly in arrears in cash

Meeting Fees

• Annual or special meeting of Ambac Financial Group, Inc. stockholders	$2,500		Payable monthly in arrears in cash

• Ambac Financial Group, Inc. Board meeting	$2,500		Payable monthly in arrears in cash

• Ambac Assurance Corporation Board meeting	$2,500		Payable monthly in arrears in cash

• Standing or special committee meeting held in conjunction with a stockholder or board meeting	$1,500		Payable monthly in arrears in cash

• Standing or special committee meeting not held in conjunction with a stockholder or board meeting	$1,500		Payable monthly in arrears in cash

Travel and Related Expenses

• Travel and related expenses incurred in attending a stockholder, board or committee meeting	100% of expenses incurred		Payable in cash promptly upon submission of receipts to the Ambac Financial Group, Inc.

*	The cash portion of the annual fee is prorated to reflect service on the Board of less than one full year prior to the relevant annual meeting of stockholders.

AMBAC FINANCIAL GROUP, INC.

2010 DIRECTORS’ COMPENSATION TABLE

EFFECTIVE AS OF MARCH 15, 2010

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OTHER BENEFITS	DESCRIPTION
• Deferred compensation	Under the Deferred Compensation Plan for Outside Directors and Eligible Senior Officers, non-employee directors may elect to defer all or part of their director compensation (including both annual and meeting fees) that is paid in cash

• Health and welfare	Each non-employee director is permitted to enroll (without paying any premium) in the Ambac Financial Group, Inc. medical and dental plan and is eligible to receive a $50,000 term life insurance policy (without paying any premium)